SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT: March 24, 2004                       COMMISSION FILE NO. 0-19485



                            ADVANCED FINANCIAL, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Delaware                                            84-1069416
 -----------------------------                             -------------------
(State or other jurisdiction of                           (IRS Employer
 incorporation or organization)                           Identification Number)


      5425 MARTINDALE, SHAWNEE, KS                                 66218
 --------------------------------------                          --------
(Address of principal executive offices)                        (Zip Code)



     Registrant's Telephone Number (executive office), including Area Code:
                                 (913) 535-1072




          (Former name or former address, if changed since last report)
                                       N/A

ITEM 5.  OTHER INFORMATION

         On March 24, 2004, the Registrant announced that it had received the requisite affirmative consent votes from the common shareholders to effect the four proposals set forth in the February 27, 2004, Consent Solicitation Statement.

There were 5,867,122 common shares entitled to vote as a single class at the close of business on February 27, 2004 on the consent matters. . The results of the votes by Consent Items are as follows as of the March 22, 2004 due date of the Consents:

      Consent Matter                      For                       Against
      --------------                      ---                       -------
         Item 1                        4,217,447                       0
         Item 2                        4,217,447                       0
         Item 3                        4,217,447                       0
         Item 4                        4,217,447                       0



ITEM 7.  EXHIBITS

          The following exhibit is filed as part of this report.

              Exhibit A--Press Release dated March 24, 2004.

          Incorporated By Reference---- Information Statement Pursuant to
          Section 14 c, of the Securities Exchange Act of 1934, filed with the Commission on March 4, 2004.




                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ADVANCED FINANCIAL, INC.
                                                 (Registrant)


March 24, 2004                              By:  /s/  Charles A. Holtgraves
--------------                                   --------------------------
      Date                                            Charles A. Holtgraves,
                                                      President

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


                                    EXHIBIT A



FOR IMMEDIATE RELEASE: CONTACT CHUCK HOLTGRAVES

                                  (913 535-1072


ADVANCED FINANCIAL, INC. ANNOUNCES SUCCESSFUL COMPLETION OF SOLICITATION OF CONSENTS OF COMMON SHAREHOLDERS


FOR IMMEDIATE RELEASE:

SHAWNEE, KS, March 24, 2004- Advanced Financial, Inc. ("AFI") OTC-PINK SHEETS:
AVFI) announced today that it had received the requisite affirmative consent votes from the common shareholders to effect the four proposals set forth in the February 27, 2004, Consent Solicitation Statement.

The four proposals included the following:

1. An amendment to the Company's Certificate of Incorporation to (a) change the name of the Company to Advanced Energy Recovery, Inc.; (b) a one for three reverse common stock split; and (c) set the authorized common stock of the Company at 10,000,000 shares.

2. The exchange of 100% of the outstanding stock of AIH Receivable Management Services, Inc. ("AIH"), (a wholly owned subsidiary of the Company) for an assumption by the Company's primary secured lender of all of the AIH liabilities.

3. The ratification of the appointment of Weaver and Martin, L.P. as the Company's independent public accountants.

4. The ratification of the appointment to the Board of the Company of two directors to fill two vacancies created by resignations.

Chairman Holtgraves commented that the Company is now positioned to move forward with the implementation of its business plan concentrating its growth efforts in the energy industry, focusing primarily on natural gas.

This press release includes forward-looking statements that involve risks and uncertainties such as are detailed from time to time in the Company's SEC filings. Actual results may differ materially from management expectations.

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